UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2023

PONO CAPITAL CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40734	86-2049355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo Street, Honolulu, Hawaii 96813

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (808) 892-6611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock, and three-quarters of one Redeemable Warrant.	PONOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.000001 par value per share	PONO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PONOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders

As previously reported, on September 7, 2022, Pono Capital Corp, a Delaware corporation (“Pono”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Pono, Pono Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Pono (“Merger Sub”), AERWINS Technologies Inc., a Delaware corporation (“AERWINS”), Mehana Equity, LLC, in its capacity as Purchaser Representative, and Shuhei Komatsu, in his capacity as Seller Representative. Pursuant to the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into AERWINS, with AERWINS continuing as the surviving corporation (the “Surviving Corporation”).

On January 27, 2023 at 10:00 a.m. Pacific Time, the Company held a Special Meeting of Stockholders (the “Pono Special Meeting”) at which the Company’s stockholders voted on the following proposals, as set forth below, each of which is described in detail in the definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on January 4, 2023, which was first mailed by the Company to its stockholders on or about January 5, 2023.

As of January 5, 2023, the record date for the Meeting, there were 15,126,675 common shares issued and outstanding and entitled to vote. There were 12,412,861 common shares presented in person or represented by proxy at the Meeting. The final voting results for each proposal submitted to the shareholders of the Company at the Meeting are included below.

Each of the proposals described below was approved by the Company’s shareholders.

PROPOSALS:

The Business Combination Proposal (Proposal 1):

To approve and adopt the Agreement and Plan of Merger, dated as of September 7, 2022 (as amended, we define as the “Merger Agreement”), by and among Pono, Pono Merger Sub, Inc., AERWINS Technologies Inc., the representative of the stockholders of Pono named therein, and the representative of the stockholders of AERWINS named therein, and approve the transactions contemplated thereby, including the merger of Merger Sub with and into AERWINS continuing as the surviving corporation and a wholly-owned subsidiary of Pono.

For	Against	Abstain	Broker Non-Vote
11,218,712	1,194,149	0	n/a

Charter Amendment Proposals (Proposals 2 through 4)

Name Change (Proposal 2)

To provide that the name of Pono shall be changed to “AERWINS Technologies Inc.”

For	Against	Abstain	Broker Non-Vote
11,218,712	1,194,149	0	n/a

Amendment of Blank Check Provisions (Proposal 3)

To remove and change certain provisions in Pono’s Certificate of Incorporation related to Pono’s status as a special purpose acquisition company, including but not limited to the deletion of Article IX of Pono’s Certificate of Incorporation in its entirety.

For	Against	Abstain	Broker Non-Vote
11,218,712	1,194,149	0	n/a

Amendment and Restatement of the Pono Charter (Proposal 4)

Conditioned upon the approval of Proposals 2 and 3, to approve the proposed Fourth Amended and Restated Certificate of Incorporation, which includes the approval of all other changes in the proposed Fourth Amended and Restated Certificate of Incorporation in connection with replacing the existing Certificate of Incorporation with the proposed Fourth Amended and Restated Certificate of Incorporation as of the Effective Time.

For	Against	Abstain	Broker Non-Vote
11,218,712	1,194,149	0	n/a

The Director Election Proposal (Proposal 5)

To consider and vote upon a proposal to elect seven (7) directors to serve on the board of directors of New Pono effective from the consummation of the Business Combination until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified.

2023 Meeting:

5(a)	Shuhei Komatsu

5(b)	Mike Sayama

For	Withhold	Broker Non-Vote
11,218,712	1,194,149	n/a
12,393,074	19,787	n/a

2024 Meeting:

5(c)	Taiji Ito

5(d)	Marehiko Yamada

For	Withhold	Broker Non-Vote
11,218,712	1,194,149	n/a
10,982,605	1,430,256	n/a

2025 Meeting:

5(e)	Steve Iwamura

For	Withhold	Broker Non-Vote
12,393,074	19,787	n/a

The Incentive Plan Proposal (Proposal 6)

To consider and vote upon a proposal to adopt the AERWINS Technologies Inc. Equity Incentive Plan (the “Equity Incentive Plan”), a copy of which is attached to the proxy statement/prospectus as Annex C and the issuance of common stock equal to 15% of the fully diluted and as converted amount of New Pono common stock to be outstanding immediately following consummation of the business combination, if such plan is approved in accordance with this Incentive Plan Proposal.

For	Against	Abstain	Broker Non-Vote
10,622,614	1,788,539	1,708	n/a

The Nasdaq Proposal (Proposal 7)

To consider and vote upon a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 60,000,000 newly issued shares of common stock in the Business Combination, which amount will be determined as described in more detail in the accompanying proxy statement/prospectus.

For	Against	Abstain	Broker Non-Vote
11,217,004	1,194,149	1,708	n/a

The Adjournment Proposal (Proposal 8)

To consider and vote upon a proposal to adjourn the Pono Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Pono Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Amendment Proposals, the Director Election Proposal, the Incentive Plan Proposal, or the Nasdaq Proposal.

For	Against	Abstain	Broker Non-Vote
11,217,004	1,195,857	0	n/a

Additional Information and Where to Find It

The Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 with a proxy statement containing information about the proposed transaction and the respective businesses of AERWINS’ and the Company. The Company has mailed a final prospectus and definitive proxy statement and other relevant documents to Company stockholders. Company stockholders are urged to read the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents contain important information about the Company, AERWINS, and the proposed transaction. The final prospectus and definitive proxy statement was mailed to stockholders of the Company as of a record date of January 5, 2023 for voting on the proposed transaction. Stockholders of the Company will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and the Company’s other filings with the SEC can also be obtained, without charge, by directing a request to: info@Ponospac.com. The information contained in, or that can be accessed through, AERWINS’ website is not incorporated by reference in, and is not part of, this press release.

No Offer or Solicitation

This Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

AERWINS and the Company and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of the Company in the Company’s final prospectus and definitive proxy statement, which was declared effective the SEC on January 13, 2023 and Form 10-K which was filed with the SEC on March 25, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed business combination is included in the final prospectus and definitive proxy statement that the Company has filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL CORP

By:	/s/ Dustin Shindo
Name:	Dustin Shindo
Title:	Chief Executive Officer

Date: January 30, 2023